Summary Prospectus	June 5, 2015
Premier Tax-Exempt Portfolio
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated December 19, 2014 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.
Investment Objective(s)
The Fund's investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class:	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Institutional
Management Fees	0.25%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	None

Total Annual Fund Operating Expenses	0.25

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional	$26	$80	$141	$318

Principal Investment Strategies of the Fund
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. While the Fund’s distributions are primarily exempt from federal income tax, a portion of the
Fund’s distributions may be subject to the federal alternative minimum tax and state and local taxes.
The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.
The Fund invests only in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) municipal securities; (ii) tax-exempt commercial paper; and (iii) cash equivalents. These securities may have credit and liquidity enhancements provided by banks, insurance companies or other financial institutions. Municipal securities include debt obligations of states, territories and possessions of the United States and the District of Columbia, their political subdivisions, agencies, instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.
Other securities held by the Fund may be structured with demand features that have the effect of shortening the security’s maturity.
The Fund is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund invests in conformity with SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. The Fund invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7), of no more than 120 days. Each investment must be determined to present minimal credit risks by Invesco Advisers, Inc. (Invesco or the Adviser) pursuant to guidelines approved by the Fund’s Board of Trustees (the Board), and must be an Eligible Security.
The Fund may invest in U.S. dollar-denominated foreign securities. Some of the Fund’s investments, although U.S. dollar-denominated, may be subject to foreign credit exposure.
The Fund may also invest in daily and weekly variable-rate demand notes.
In selecting securities for the Fund’s portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. The Adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.
1                                  Premier Tax-Exempt Portfolio
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The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Alternative Minimum Tax Risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
Banking and Financial Services Industry Focus Risk. From time to time, the Fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit and time deposits. To the extent the Fund focuses its investments in these instruments or invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries and the individual banks and financial institutions in which the Fund invests. Financial services companies may be dependent on the supply of short-term financing. The value of bank instruments and securities of issuers in the banking and financial services industry can be affected by and sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. The risk of holding bank instruments is also directly tied to the risk of insolvency or bankruptcy of the issuing banks, which risk may be higher for larger or more complex financial institutions that combine traditional, commercial and investment banking.
Cash/Cash Equivalents Risk. Holding cash or cash equivalents may negatively affect performance.
Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
Foreign Securities Risk. The value of the Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. Liquidity is also the risk that a Fund may not be able to pay redemption proceeds within an allowable amount of time.
Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Money Market Fund Risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Furthermore, the SEC recently adopted amendments to money market fund regulations that, when implemented, could impact the Fund’s operations and possibly negatively impact its return.
Municipal Securities Risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
Yield Risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. Additionally, inflation may outpace and diminish investment returns over time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's website at www.invesco.com/us.
2                                  Premier Tax-Exempt Portfolio
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Annual Total Returns
Institutional Class year-to-date (ended September 30, 2014): 0.01%
Best Quarter (ended June 30, 2007 and September 30, 2007): 0.89%
Worst Quarter (ended December 31, 2011, March 31, 2012, September 30, 2012, December 31, 2012 and September 30, 2013): 0.00%
Average Annual Total Returns (for the periods ended December 31, 2013)
	1 Year	5 Years	Since Inception
Institutional Class: Inception (2/25/2005)	0.04%	0.12%	1.33%

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of a Fund on any business day the Fund is open through your financial intermediary, by telephone at (800) 659-1005, or through Liquidity Link, or if you are investing directly, by sending your completed account application and purchase amount to Invesco Investment Services, Inc., P.O. Box 219286, Kansas City, MO 94121-9286.
The minimum investments for Institutional Class fund accounts are as follows:
Initial Investments Per Fund Account*	$1 Million

Additional Investments Per Fund Account	No minimum

*	An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.
Tax Information
The Fund’s distributions primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.
3                                  Premier Tax-Exempt Portfolio
invesco.com/usCM-PTE-SUMPRO-2